Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Maxwell Resources, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip Dias, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2013	By:	/s/ Phillip Dias
Phillip Dias Chief Executive Officer & President (Principal Executive Officer and Principal Financial and Accounting Officer)